---------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                            Reported): April 30, 2002


                                   CWABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-73712                95-4596514
  ----------------------------     -----------            ------------------
  (State or Other Jurisdiction     (Commission             (I.R.S. Employer
        of Incorporation)          File Number)           Identification No.)

      4500 Park Granada
     Calabasas, California                                      91302
  -------------------------                                ----------------
     (Address of Principal                                   (Zip Code)
      Executive Offices)


         ---------------------------------------------------------------

        Registrant's telephone number, including area code (818) 225-3237

Item 5.  Other Events.
         ------------

         Filing of Certain Materials

     In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-BC2 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                    8.1  Opinion  of  Sidley  Austin  Brown & Wood  LLP re:  Tax
                         Matters.























-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 14, 2001 and prospectus supplement dated April 26, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-BC2.

     SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWABS, INC.



                                                By: /s/ Celia Coulter
                                                    -----------------
                                                    Celia Coulter
                                                    Vice President



     Dated: April 30, 2002

Exhibit Index

Exhibit                                                              Page
-------                                                              ----

8.1    Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters     5